Subsequent events (Details Narrative)	6 Months Ended
Jun. 30, 2025
Notes and other explanatory information [abstract]
Description of approved anticipation remuneration	On August 7, 2025, Petrobras’s Board of Directors approved the distribution of remuneration to shareholders in the amount of US$ 1,585 or R$ 8,660 million (US$ 0.1230 per outstanding preferred and common shares, or R$ 0.6719), based on the net income for the three-month period ended June 30, 2025,